SUPPLEMENTAL AGREEMENT

     This AGREEMENT is made effective as of November 18, 1997, by and between INTEGRATED HEALTH SERVICES, INC., a Delaware corporation (hereinafter referred to as the "Company"), and ROBERT N. ELKINS (hereinafter referred to as the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Executive is employed as Chairman and Chief Executive Officer of the Company;

     WHEREAS, the Company and the Executive are parties to an Employment Agreement, effective as of January 1, 1994 (such agreement, as from time to time amended, being hereafter referred to as the "Employment Agreement");

     WHEREAS, the Employment Agreement provides certain pension benefits to the Executive;

     WHEREAS, the Executive is a participant in a supplemental executive retirement plan of the Company known as SERP A;

     WHEREAS, the Company expects to establish a trust ("Trust B") in connection with the Executive's pension benefits under the Employment Agreement and SERP A;

     WHEREAS, the Executive has agreed to deliver to the Company a Note, dated September 29, 1997 and executed by him, in the principal amount of $13,447,000 ("Note A");

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     WHEREAS,  the Executive has delivered to the Company a Note, dated December
19, 1996 and executed by him, in the principal amount of $4,690,527 ("Note B");

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained, the parties, intending to be legally bound, hereby agree as follows:

     1.   For purposes of this Agreement,

     (a) the terms "Change of Control", "Permanent Disability", "Good Reason", "Cause", "SERP A", "Trust B", "Trust B Agreement", "Board", "Salary" and "Bonus" shall have the meanings ascribed to them in the Employment Agreement;

     (b) the term "Qualified Medical Termination" shall mean any termination by the Executive of his employment with the Company pursuant to the reasonable, good faith, medical advice of a qualified independent physician selected by him (or, if he is unable to make such selection, by an adult member of his immediate family) and reasonably acceptable to the Board, provided that such advice is set forth in a written medical opinion that
     (i) is delivered to the Board; (ii) states that, in the physician's professional opinion, failure by the Executive to terminate his employment with the Company would pose a significant risk of substantial adverse effects on the Executive's long-term health and well-being and (iii) sets forth the specific grounds for the physician's opinion;

     (c) the term "Schedule A" shall mean the schedule attached to this Agreement, which schedule forms a part of this Agreement for all purposes;

     (d) the term "Loan Bonus" shall mean any of the five amounts specified in Schedule A;

     (e) the term "Compensation" shall have the meaning ascribed to it in SERP A and the term "Average Annual Compensation" shall have the meaning ascribed to it in SERP A and the Trust B Agreement; and

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

     (f) any determination that the Executive's employment has been terminated for "Permanent Disability", by the Executive for "Good Reason", or by the Company for "Cause" shall be made in accordance with the procedures set forth in the Employment Agreement.

     2. Upon any termination of the Executive's employment with the Company by death, for Permanent Disability, by a Qualified Medical Termination, by the Executive for Good Reason, or by the Company without Cause, the Executive shall be deemed to have completed 15 "Years of Service", as that term is defined in SERP A, for purposes of determining any pension or retirement benefit under the Employment Agreement, SERP A or Trust B.

     3. Upon any Change of Control or any termination of the Executive's employment with the Company by death, for Permanent Disability, by the Executive for Good Reason, or by the Company without Cause, all principal, interest and other amounts and obligations of the Executive under Note B that are not then due shall be automatically and immediately discharged and forgiven.

     4. Subject to the provisions of this Section 4 and of Section 5, the Executive shall be the beneficiary of Loan Bonuses as of the dates, and in the amounts, set forth in Schedule A. Each Loan Bonus shall be applied first to discharge any interest due and payable on Note A and thereafter to pay down any principal amount that remains outstanding under Note A. No amount shall be due as a Loan Bonus (a) except for the purpose of paying interest or outstanding principal under Note A or (b) after the Executive's obligations to make payments of interest and principal under Note A have been fully discharged.

     5. No Loan Bonus shall be due to the Executive if his employment with the Company terminates on or before the date such Loan Bonus is due unless the following three requirements are satisfied as of such date:

     (a) the termination of his employment was a Qualified Medical Termination;

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     (b) he has made himself  reasonably  available  to perform such  consulting services as the Company may have from time to time reasonably requested, provided that such services were requested to be performed at times, at places, and in amounts that were not inconsistent with the reasonable, good faith medical advice of a physician selected in the manner described in
     Section 1(b) and were reasonably consistent with the Executive's other commitments; and

     (c) he has not violated any of the restrictions set forth in Section 4.1 or
     4.2 of the Employment Agreement (or any successor to such Sections relating to confidentiality or non-competition covenants), provided that, for purposes of this Section 5(c), the restrictions set forth in Section 4.2 (or in any successor to such Section) shall be deemed to continue so long as Note A is not fully discharged.

     6. No Loan Bonus, loan forgiveness, severance or termination of employment benefit, change in control benefit, or income imputed to the Executive on any purchase of any airplane or hanger referred to in Section 2.3(f) of the Employment Agreement (or any successor to such Section) shall be treated as Compensation for the purpose of determining the Executive's Average Annual Compensation or retirement benefits under SERP A, the Trust B Agreement, or the Employment Agreement.

     7. No amendment, modification or waiver of any provision of this Agreement shall be valid unless in writing and signed by the party to be charged. This Agreement shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. Any dispute arising under or relating to this Agreement shall, at the election of the Executive, be resolved in accordance with Section 6.9 of the Employment Agreement (or any successor to such Section). This Agreement shall be binding upon and inure to the benefit of the Company and the Executive and their respective heirs, legal representatives, executors, administrators, successors and permitted assigns. This Agreement may be executed in counterparts.

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     IN WITNESS  WHEREOF,  the Company has caused this Agreement to be signed by its duly authorized officers and its corporate seal to be hereunto affixed, and the Executive has hereunto set the Executive's hand on the day and year first above written.

COMPANY                                          EXECUTIVE
-------                                          ---------
Integrated Health Services,
Inc., a Delaware corporation

By: /s/                                          /s/
   ----------------------------------            -------------------------------
                                                        Robert N. Elkins

Name:  ___________________________

Title: ___________________________

       ---------------------------



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                                   SCHEDULE A

--------------------------------------------------------------------------------
      DATE OF LOAN BONUS                        AMOUNT OF LOAN BONUS

--------------------------------------------------------------------------------
        October 1, 1998            (a)  $3,618,000  minus (b) the  excess of (i)
                                   the sum of the  Salary and Bonus to which the
                                   Executive was entitled  under the  Employment
                                   Agreement  in respect of  calendar  year 1997
                                   over (ii) $500,000.
--------------------------------------------------------------------------------
       October 1, 1999             (a) $2,700,000 plus (b) the interest  accrued
                                   on the Note after  September  30,  1998 minus
                                   (c) the  excess of (i) the sum of the  Salary
                                   and Bonus to which the Executive was entitled
                                   under the Employment  Agreement in respect of
                                   calendar year 1998 over (ii) $500,000.
--------------------------------------------------------------------------------
        October 1, 2000            (a) $2,700,000 plus (b) the interest  accrued
                                   on the Note after  September  30,  1999 minus
                                   (c) the  excess of (i) the sum of the  Salary
                                   and Bonus to which the Executive was entitled
                                   under the Employment  Agreement in respect of
                                   calendar year 1999 over (ii) $500,000.
--------------------------------------------------------------------------------
        October 1, 2001            (a) $2,700,000 plus (b) the interest  accrued
                                   on the Note after  September  30,  2000 minus
                                   (c) the  excess of (i) the sum of the  Salary
                                   and Bonus to which the Executive was entitled
                                   under the Employment  Agreement in respect of
                                   calendar year 2000 over (ii) $500,000.
--------------------------------------------------------------------------------
        October 1, 2002            (a) $2,700,000 plus (b) the interest  accrued
                                   on the Note after  September  30,  2001 minus
                                   (c) the  excess of (i) the sum of the  Salary
                                   and Bonus to which the Executive was entitled
                                   under the Employment  Agreement in respect of
                                   calendar year 2001 over (ii) $500,000.
--------------------------------------------------------------------------------

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